UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                          --------------------------

          Date of Report (Date of earliest event reported): MM/DD/YYYY
                          --------------------------



                            MARCONI CORPORATION PLC

            (Exact name of registrant as specified in its charter)
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England and Wales               33-12430                    xxx
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code:


              ---------------------------------------------------
       (Former name or former address, if changed since last report)



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Item No. 5    Press release dated 02 October 2003 - Confirmed Date Board Changes

                                                                Press enquiries:
                   Joe Kelly tel: +44 207 306 1771; email: joe.kelly@marconi.com
                 David Beck tel: +44 207 306 1490; email: david.beck@marconi.com

                                                             Investor enquiries:
          Heather Green tel: + 44 207 306 1735; email: heather.green@marconi.com




                            MARCONI CORPORATION PLC
                     CONFIRMATION RE DATE OF BOARD CHANGES

LONDON - October 2 2003 -Marconi Corporation plc (London: MONI and Nasdaq:
MRCIY) today announces that Pavi Binning, currently a senior member of the finance team at Diageo plc, has agreed to take up his new position as chief financial officer, and to join the Board of Marconi Corporation plc, on Monday, October 20th 2003. The agreement follows Pavi's appointment and associated public statement on July 24th, 2003.
Consequently, Chris Holden, currently interim chief financial officer, will stand down from the Board on the same day and will take up the position of group financial controller.


                                    ENDS/...



About Marconi Corporation plc
Marconi Corporation plc is a global telecommunications equipment, services and solutions company. The company's core business is the provision of innovative and reliable optical networks, broadband routing and switching and broadband access technologies and services. The company's customer base includes many of the world's largest telecommunications operators.
The company is listed on the London Stock Exchange under the symbol MONI. Additional information about Marconi Corporation can be found at www.marconi.com.
Copyright (c) 2003 Marconi Corporation plc. All rights reserved. All brands or product names are trademarks of their respective holders.
This press release contains forward-looking statements with respect to products, partners, customers, future growth and other matters. Please refer to the Form 20-F report and Form 6-K reports filed by Marconi Corporation plc with the United States Securities and Exchange Commission for a discussion of risks that could cause actual results to differ materially from such statements





                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary

Date: 02 October 2003